SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2003

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

1735 Market Street, Philadelphia, PA 19103

(Address of principal executive offices) (Zip Code)

(215) 299-6000

Registrant’s telephone number, including area code

Item 9.	Regulation FD Disclosure.

On October 15, 2003, FMC Corporation responded to a lawsuit filed by Solutia, Inc. announcing that it believes the suit is without merit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION

By	/s/ W. KIM FOSTER

W. Kim Foster Senior Vice President and Chief Financial Officer

Date: October 17, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release responding to Solutia, Inc. lawsuit.